                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

IN RE:                            )       CHAPTER 11
                                  )
CORAM HEALTHCARE CORP.            )       CASE NO. 00-3299 (MFW)
AND CORAM, INC.,                  )       AND CASE NO. 00-3300 (MFW)
                                  )
               DEBTORS.           )       JOINTLY ADMINISTERED
                                          RELATED TO DOCKET NOS. 2764 AND 3133

            AMENDMENT TO SECOND SUPPLEMENT TO THE SECOND AMENDED PLAN
         OF REORGANIZATION OF THE OFFICIAL COMMITTEE OF EQUITY SECURITY
            HOLDERS OF CORAM HEALTHCARE CORPORATION AND CORAM, INC.

         The Official Committee of Equity Security Holders of Coram Healthcare Corporation hereby submits, its Amendment to Second Supplement to the Second Amended Plan of Reorganization of the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the "Second Supplement"). The Second Supplement is hereby amended and modified as follows:

         1. The Second Supplement is hereby amended by striking Exhibits A, B and C thereto and replacing them, respectively, with the following exhibits attached hereto:

            Exhibit A:     Amended and Restated Certificate of Incorporation of
                           Coram Healthcare Corporation (revised)

            Exhibit B:     Certificate of Designation for New Preferred Stock
                           (revised)

            Exhibit C:     Amended and Restated Certificate of Incorporation of
                           Coram, Inc. (revised)

         2. All other provisions of the Second Supplement remain unchanged.

                                                /s/  MARK MINUTI
                                    --------------------------------------------
                                    Mark Minuti (No. 2659)
                                    Jeremy W. Ryan (No. 4057)
                                    SAUL EWING LLP
                                    222 Delaware Avenue, Suite 1200
                                    P.O. Box 1266
                                    Wilmington, DE 19899
                                    (302) 421-6840/6805

                                        and

                                    Richard Levy
                                    David J. Bradford
                                    Vincent B. Lazar
                                    Paul V. Possinger
                                    JENNER & BLOCK, LLC
                                    One IBM Plaza
                                    Chicago, Illinois 60611
                                    (312) 222-9350
                                    (312) 840-8103 (Fax)

                                    Counsel for the Official Committee of Equity
                                    Holders of Coram Healthcare Corp.


Dated: February 13, 2004

                                   EXHIBIT "A"

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          CORAM HEALTHCARE CORPORATION

         The name of the Corporation is CORAM HEALTHCARE CORPORATION.

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         Section 1. Authorized Shares. The total number of shares of capital stock which the Corporation has authority to issue is 200,000,000 shares, consisting of:

         (a) 50,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"); and

         (b) 150,000,000 shares of Common Stock, par value $.01 per share ("Common Stock").

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.

         Section 2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation shall have the authority to the fullest extent permitted under the General Corporation Law of Delaware to fix by resolution from time to time the designation of one or more classes or series of Preferred Stock and the voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof and to fix or alter the number of shares comprising any such class or series subject to the requirements of the Delaware General Corporation Law; provided, however, that the Board of Directors of the Corporation shall not have the authority to designate the Preferred Stock as nonvoting stock. The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

         (a) The distinctive designation of such class or series, and the number of shares to constitute such class or series;

         (b) The rate and times at which, dividends, if any, on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, whether the shares of such class or series shall be entitled to any participating or other dividends at the rate so determined, and if so, on what terms, and the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock;

         (c) The right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

         (d) The special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Corporation;

         (e) The terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

         (f) The obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

         (g) The voting rights, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock; provided, however, that the issuance of any nonvoting Preferred Stock is expressly prohibited; and

         (h) Limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

         (i) Such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Amended and Restated Certificate of Incorporation (the "Restated Certificate"), may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

          Section 3.      Other Provisions.

         (a) The relative powers, preferences, and rights of each series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Section 2 of this ARTICLE FOUR, and, except as otherwise provided in any certificate of designation with respect to Preferred Stock in effect from time to time, the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them, provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

         (b) Subject to the provisions of Paragraph (a) of this Section 3 and any certificate of designation of Preferred Stock in effect from time to time, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (c) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (d) No holder of any of the shares of any class or series of shares or securities convertible into such shares of any class or series of shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares or of other securities of the Corporation shall have any preemptive right to purchase, acquire, subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificate of indebtedness, debenture or other securities convertible into or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series, but any such unissued shares, additional authorized issue of shares of any class or series of shares or securities convertible into or exchangeable for shares, or carrying any right to purchase or acquire shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

         (e) The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in this Certificate of Incorporation or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in this Certificate of Incorporation or any amendment thereto, are granted subject to this reservation.

          Section 4.      Common Stock.

         (a) Dividends. Except as otherwise provided by the Delaware General Corporation Law or this Restated Certificate, the holders of Common Stock: (i) subject to the rights of holders of any series of Preferred Stock, shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise and (ii) are subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as provided herein.

         (b) Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

         (c) Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

         (d) Voting Rights. Except as otherwise provided by the Delaware General Corporation Law or the Restated Certificate and subject to the special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Section 2 of this ARTICLE FOUR or the Certificate of Designation, Preferences and Rights of Class A Preferred Stock, the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

         (e) Registration or Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

         (f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         (g) Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

         (h) Fractional Shares. In no event will holders of fractional shares be required to accept any consideration in exchange for such shares other than consideration which all holders of Common Stock are required to accept.

         The Corporation is to have perpetual existence.

         The Corporation is hereby prohibited from issuing any class of nonvoting stock.

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         The number of directors which constitute the entire Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

         Section 5.      Limitation of Liability.

         (a) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's Bylaws, no Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

         (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         Section 6. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while serving as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 3 of this ARTICLE TEN with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 of this ARTICLE TEN shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of Directors and officers.

         Section 7. Procedure for Indemnification. Any indemnification of a Director or officer of the Corporation or advance of expenses under Section 2 of this ARTICLE TEN shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this ARTICLE TEN is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE TEN shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to
Section 2 of this ARTICLE TEN, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 2 of this ARTICLE TEN shall be the same procedure set forth in this Section 3 for Directors or officers, unless otherwise set forth in the action of the Board of Directors providing indemnification for such employee or agent.

         Section 8. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

         Section 9. Service for Subsidiaries. Any person serving as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a "subsidiary" for this ARTICLE
TEN) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

         Section 10. Reliance. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE TEN in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE TEN shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

         Section 11. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this ARTICLE TEN shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate or under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

         Section 12. Merger or Consolidation. For purposes of this ARTICLE TEN, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE TEN with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

         Section 13. Election of Directors. With the exception of the initial Board of Directors, which shall be those directors elected by the stockholders of the Corporation in connection with the adoption of this Restated Certificate, and except as otherwise provided in or pursuant to the provisions of ARTICLE FOUR hereof relating to the right of the holders of Class A Preferred to elect all of the directors under specified circumstances, at each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the next annual meeting of stockholders, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at stockholders' meeting called and held in accordance with the Delaware General Corporation Law.

         Section 14. Vacancies. Except as otherwise provided in or pursuant to the provisions of ARTICLE FOUR hereof relating to the right of the holders of Class A Preferred to elect all of the directors under specified circumstances, vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A. person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

         Beginning immediately following the consummation of the Corporation's initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act: (i) the stockholders of the Corporation may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied and (ii) special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by the affirmative vote of the majority of the total number of directors then in office or by the chief executive officer of the Corporation.

         Notwithstanding any other provisions of this Restated Certificate or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Restated Certificate, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then outstanding shares of the Corporation eligible to be cast in the election of directors shall be required to alter, amend or repeal ARTICLES FOUR, TEN or ELEVEN hereof, or this ARTICLE FOURTEEN, or any provision thereof or hereof.

         Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are canted subject to this reservation.

         The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.

                                     ******

                                   EXHIBIT "B"

          CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF CLASS A
                                 PREFERRED STOCK

                                       OF

                          CORAM HEALTHCARE CORPORATION

                    PURSUANT TO SECTION 151(g) OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

         CORAM HEALTHCARE CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware ("DGCL"), its Board of Directors, duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

         WHEREAS, in order to effectuate the issuance of Class A Preferred Stock (as set forth below), the Board deems it in the best interest of the Corporation and its stockholders to create a class of preferred stock, designated Class A Preferred Stock, with certain rights, designations, preferences, qualifications and/or restrictions.

         NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority vested in the board by Section 151(g) of the DGCL and in accordance with the provisions of its Certificate of Incorporation, as amended and restated as of the date hereof, a class of preferred stock of the Corporation to be known as Class A Preferred Stock be, and it hereby is, created and provided for, and the Board hereby fixes, states and expresses the terms, designations, relative rights, preferences and limitations of such class in the particulars as set forth in the Certificate of Designation attached as Exhibit A hereto (the "Certificate of Designation"); and be it

         FURTHER RESOLVED, that the President or the Treasurer or any other officer of the Corporation (each, an "Authorized Officer") be, and each of them hereby is, authorized, empowered and directed, on behalf of the Corporation and in its name, to execute and deliver any and all documents in connection with the foregoing, to execute, deliver and file with the Secretary of State of the State of Delaware, in accordance with the requirements of the DGCL, the Certificate of Designation and to take any and all action as he may deem necessary or appropriate in connection with the foregoing, all on such terms and conditions he deems necessary or appropriate; and be it

         FURTHER RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take all such action as he deems necessary or appropriate to implement and carry out the intent of the foregoing resolutions.

                   TERMS, PREFERENCES, RIGHTS AND LIMITATIONS

                                       OF

                             CLASS A PREFERRED STOCK

                         OF CORAM HEALTHCARE CORPORATION

         The relative rights, preferences, powers, qualifications, limitations and restrictions granted to or imposed upon the Class A Preferred Stock or the holders thereof are as follows (capitalized terms used but not otherwise defined herein are defined in Section 11):

1. Designation: Number of Shares. The designation of the preferred stock authorized by this resolution shall be "Class A Preferred Stock" and the number of shares of Class A Preferred designated hereby shall be [_______] shares.

2.       Dividends.

a) General Obligation. To the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash or as otherwise provided in paragraph c below to the holders of the Class A Preferred Stock (the "Class A Preferred") as provided in this Section 2. Dividends on each share of the Class A Preferred (a "Share") shall accrue on a daily basis at the rate of 8% per annum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Share to and including the first to occur of (i) the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation or the redemption of such Share by the Corporation or (ii) the date on which such Share is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends may be declared or paid with respect to any Junior Securities (payment of which dividends on Junior Securities is also subject to the provisions of
         Section 4 hereof). The date on which the Corporation initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

b) Dividend Payment Dates. All dividends which have accrued on the Class A Preferred shall be payable on the last business day of [JUNE] and [DECEMBER] of each year beginning [JUNE 30/DECEMBER 31, 2004] (the "Dividend Payment Dates").

c) Payment of Dividends with Shares. Notwithstanding any other provision of this Section 2, in the sole discretion of the Corporation, any dividends accruing on the Class A

         Preferred may be paid in lieu of cash dividends by the issuance of additional Shares of Class A Preferred (including fractional Shares) having an aggregate Liquidation Value at the time of such payment equal to the amount of the dividend to be paid; provided that if the Corporation pays less than the total amount of dividends then accrued on the Class A Preferred in the form of additional Shares, such payment in Shares shall be made pro rata among the holders of Class A Preferred based upon the aggregate accrued but unpaid dividends on the Shares held by each such holder. If and when any Shares are issued under this paragraph c for the payment of accrued dividends, such Shares shall be deemed to be validly issued and outstanding and fully paid and nonassessable.

3.       Liquidation.

                  Upon any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary), each holder of Class A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all Shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Class A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation the Corporation's assets to be distributed among the holders of the Class A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid under this Section 3, then the entire assets available to be distributed to the Corporation's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Class A Preferred held by each such holder. Not less than thirty (30) days prior to the payment date stated therein, the Corporation shall deliver written notice of any such liquidation, dissolution or winding up to each record holder of Class A Preferred, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and each share of Common Stock in connection with such liquidation, dissolution or winding up. Neither the consolidation or merger of the Corporation into or with any other entity or entities (whether or not the Corporation is the surviving entity), nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation nor any other form of recapitalization or reorganization affecting the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

4.       Priority of Class A Preferred on Dividends and Redemptions.

                  So long as any Class A Preferred remains outstanding and unredeemed, (i) without the prior written consent of the holders of a majority of the outstanding shares of Class A Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, and (ii) without the prior written consent of the holders of a majority of the outstanding shares of Class A Preferred, the Corporation shall not, nor shall it permit any Subsidiary to, directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities.

                  Notwithstanding anything to the contrary contained in the articles of incorporation of the Corporation or any of its Subsidiaries, the issuance by the Board of Directors of any other series of Preferred Stock, whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such the Class A Preferred, is hereby prohibited unless prior written consent to such issuance is provided by the holders of a majority of the Class A Preferred.

5.       Redemptions.

a) Optional Redemptions. The Corporation may at any time and from time to time redeem all or any portion of the Shares of Class A Preferred then outstanding. Upon any such redemption, the Corporation shall pay a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

b) Redemption Payments. For each Share which is to be redeemed hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share) an amount in cash equal to the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon. If the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares pro rata among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

c) Notice of Redemption. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of any Class A Preferred to each record holder thereof not more than sixty (60) nor less than thirty (30) days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within five (5) business days after surrender of the certificate representing the redeemed Shares.

d) Determination of the Number of Each Holder's Shares to be Redeemed. The number of Shares of Class A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which shall be the total number of Shares then held by such holder and the denominator of which shall be the total number of Shares then outstanding.

e) Dividends After Redemption Date. No Share shall be entitled to any dividends accruing after the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder of such Share. On such date, all rights of the holder of such Share shall cease, and such Share shall no longer be deemed to be issued and outstanding.

f) Redeemed or Otherwise Acquired Shares. Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

g) Other Redemptions or Acquisitions. The Corporation shall not, nor shall it permit any Subsidiary to, redeem or otherwise acquire any Shares of Class A Preferred, except as expressly authorized herein.

h) Payment of Accrued Dividends. The Corporation may not redeem any Class A Preferred, unless all dividends accrued on the outstanding Class A Preferred through the immediately preceding Dividend Payment Date have been declared and paid in full.

6.       Voting Rights; Consequences of Noncompliance.

                  The holders of Class A Preferred, voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and with each Share of Class A Preferred entitled to one vote, shall have the right to elect one (1) director to serve on the Corporation's Board of Directors. Each holder of Class A Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings. Additionally, if any Event of Noncompliance has occurred and has continued for sixty (60) days, the holders of the Class A Preferred, voting separately as a single class to the exclusion of all other classes of the Corporation's capital stock and with each Share of Class A Preferred entitled to one vote, shall have the special right to remove any individuals elected to the Corporation's Board of Directors and to elect all of the directors to serve on the Corporation's Board of Directors until their successors are duly elected or they are removed from office. If the holders of the Class A Preferred for any reason fail to elect anyone to fill any such directorship, such position shall remain vacant until such time as the holders of the Class A Preferred elect a director to fill such position and shall not be filled by resolution or vote of the Corporation's Board of Directors or the Corporation's other stockholders.

                  The special right of the holders of Class A Preferred to elect all of the members of the Board of Directors may be exercised at the special meeting called pursuant to this Section 6, at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

                  At any time when such special right has vested in the holders of Class A Preferred, a proper officer of the Corporation shall, upon the written request of the holders of at least 10% of the Class A Preferred then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Class A Preferred for the purpose of electing directors pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 51% of the Class A Preferred then outstanding. If such meeting has not been called by a proper officer of the Corporation within ten (10) days after personal service of such written request upon the secretary of the Corporation or within twenty (20) days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Class A Preferred then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 51% of the Class A Preferred then outstanding. Any holder of Class A Preferred so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subparagraph.

                  At any meeting or at any adjournment thereof at which the holders of Class A Preferred have the right to elect any or all of the directors, the presence, in person or by proxy, of the holders of a majority of the Class A Preferred then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Class A Preferred exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

                  Any director elected by the holders of Class A Preferred pursuant to such holders' special right to elect all directors shall continue to serve as a director until the expiration of the lesser of (a) a period of 30 days following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. As soon as reasonably practicable following the date on which there is no longer any Event of Noncompliance in existence, a proper officer of the Corporation shall, upon the written request of a holder of the Common Stock or the Class A Preferred then outstanding, addressed to the secretary of the Corporation, call a special meeting of the stockholders of the Corporation for the purpose of electing directors as provided hereunder and in the Corporation's Bylaws to serve upon the expiration of the term or the removal (as the case may be) of the directors so elected by the holders of the Class A Preferred.

                  Except as otherwise provided herein and as otherwise required by applicable law, the Class A Preferred shall have no voting rights.

7.       Registration of Transfer.

                  The Corporation shall keep at its principal office a register for the registration of Class A Preferred. Upon the surrender of any certificate representing Class A Preferred at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall he substantially identical in form to the surrendered certificate, and dividends shall accrue on the Class A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Class A Preferred represented by the surrendered certificate.

8.       Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Class A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Class A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

9.       Amendment and Waiver.

                  No amendment, modification or waiver shall be binding or effective with respect to any provision of Section 1 to 9 hereof without the prior written consent of the holders of a majority of the Class A Preferred outstanding at the time such action is taken; provided that no such action shall change (a) the rate at which or the manner in which dividends on the Class A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Class A Preferred, without the prior written consent of the holders of at least __% of the Class A Preferred then outstanding, or (b) the percentage required to approve any change described in clause (a) above, without the prior written consent of the holders of at least __% of the Class A Preferred then outstanding; and provided further that no change in the terms hereof may be accomplished by merger, consolidation or otherwise of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders of the applicable percentage of the Class A Preferred then outstanding.

10.      Notices.

                  Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

11. Definitions. For the purposes of this Certificate of Designation, the following definitions shall apply:

                  "Affiliate" means, with respect to any Person, any other Person, entity or investment fund controlling, controlled by or under common control with such Person and, in the case of a Person which is a partnership, any partner of such Person.

                  "Common Stock" means, collectively, the Corporation's Common Stock, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "Event of Noncompliance" means the Corporation has failed to pay (whether in cash or in kind or both) on any Dividend Payment Date the full amount of dividends then accrued on the Class A Preferred, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject.

                  "Junior Securities" means any capital stock or other equity securities of the Corporation, except for the Class A Preferred or any other class or series of the Corporation's capital stock which is senior to or pari passu with the Class A Preferred with respect to preference and priority on dividends, redemptions and liquidations as permitted by the terms of the Class A Preferred hereunder or approved by a vote of the holders of the Class A Preferred as provided hereunder.

                  "Liquidation Value" of any Share as of any particular date shall be equal to $[_________].(1)

                  "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Redemption Date" as to any Share means the date specified in the notice of any redemption at the Corporation's option; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

-----------------------------

(1) To be calculated based upon the Total Allowed Class C6 Equity Interests of the holders of Class A Preferred less the face amount of the New Notes and any cash paid in respect of such Allowed Equity Interest.

                  "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

IN WITNESS WHEREOF, Coram Healthcare Corporation has caused this Certificate to be signed by an appropriate officer on this day of ________2003.


                                                  ------------------------------

                                   EXHIBIT "C"

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                   CORAM, INC.


         The name of the Corporation is CORAM, INC.

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         Section 1. Authorized Shares. The total number of shares of all classes of capital stock which the Corporation has authority to issue is [______] shares of Common Stock, par value $.01 per share ("Common Stock").

The Common Stock shall have the rights, preferences and limitations set forth below.

          Section 2. Common Stock.

         (a) Dividends. Except as otherwise provided by the Delaware General Corporation Law or this Amended and Restated Certificate of Incorporation (the "Restated Certificate"), the holders of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

         (b) Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

         (c) Preemptive Rights. No holder of Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

         (d) Voting Rights. Except as otherwise provided by the Delaware General Corporation Law, the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.

         (e) Registration or Transfer. The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefore representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

         (f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         (g) Notices. All notices referred to herein shall be in writing, shall be delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

         Fractional Shares. In no event will holders of fractional shares be required to accept any consideration in exchange for such shares other than consideration which all holders of Common Stock are required to accept.

         The Corporation is to have perpetual existence.

         The Corporation is hereby prohibited from issuing any class of nonvoting stock.

         Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         The number of directors which constitute the entire Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

         In furtherance and not in limitation of the powers conferred by statute, the Board of

Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

          Section 3. Limitation of Liability.

         (a) To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), and except as otherwise provided in the Corporation's Bylaws, no Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed to the Corporation or its stockholders.

         (b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         Section 4. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while serving as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise exercise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 3 of this ARTICLE TEN with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2 of this ARTICLE TEN shall be a contract right and shall include the obligation of the Corporation to pay the expenses incurred in defending any such proceeding in advance of its final disposition (an "advance of expenses"); provided, however, that, if and to the extent that the Delaware General Corporation Law requires, an advance of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same or lesser scope and effect as the foregoing indemnification of Directors and officers.

         Section 5. Procedure for Indemnification. Any indemnification of a Director or officer of the Corporation or advance of expenses under Section 2 of this ARTICLE TEN shall be made promptly, and in any event within forty-five days (or, in the case of an advance of expenses, twenty days), upon the written request of the Director or officer. If a determination by the Corporation that the Director or officer is entitled to indemnification pursuant to this ARTICLE TEN is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advance of expenses, in whole or in part, or if payment in full pursuant to such request is not made within forty-five days (or, in the case of an advance of expenses, twenty days), the right to indemnification or advances as granted by this ARTICLE TEN shall be enforceable by the Director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also he indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the undertaking required pursuant to
Section 2 of this ARTICLE TEN, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. The procedure for indemnification of other employees and agents for whom indemnification is provided pursuant to Section 2 of this ARTICLE TEN shall be the same procedure set forth in this Section 3 for Directors or officers, unless otherwise set forth in the action of the Board of Directors providing indemnification for such employee or agent.

         Section 6. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such expenses, liability or loss under the Delaware General Corporation Law.

         Section 7. Service for Subsidiaries. Any person serving as a Director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a "subsidiary" for this ARTICLE
TEN) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

         Section 8. Reliance. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a subsidiary, shall be conclusively presumed to have relied on the rights to indemnity, advance of expenses and other rights contained in this ARTICLE TEN in entering into or continuing such service. The rights to indemnification and to the advance of expenses conferred in this ARTICLE TEN shall apply to claims made against an indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

         Section 9. Non-Exclusivity of Rights. The rights to indemnification and to the advance of expenses conferred in this ARTICLE TEN shall not be exclusive of any other right which any person may have or hereafter acquire under this Restated Certificate or under any statute, by-law, agreement, vote of stockholders or disinterested Directors or otherwise.

         Section 10. Merger or Consolidation. For purposes of this ARTICLE TEN, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents, so that any person who is or was a Director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this ARTICLE TEN with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

         Section 11. Election of Directors. With the exception of the initial Board of Directors, which shall be those directors elected by the stockholders of the Corporation in connection with the adoption of this Restated Certificate, directors of the Corporation shall be elected to hold office until the next annual meeting of stockholders, and until their successors have been duly elected and qualified; except that if any such election shall be not so held, such election shall take place at stockholders' meeting called and held in accordance with the Delaware General Corporation Law.

         Section 12. Vacancies. Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.





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


          Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law.



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